Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Accounting, Policy [Policy Text Block]
a.             Basis of Presentation

The accompanying financial statements include the accounts of the Company, and are prepared on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America.

Reclassification, Policy [Policy Text Block]	b. Reclassifications Certain prior year items have been reclassified to conform to the current year presentation. These reclassifications had no impact on the Company’s net loss.
Cash and Cash Equivalents, Policy [Policy Text Block]
c.             Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities at the date of purchase of three months or less to be cash equivalents.

The Company's cash and cash equivalents, at December 31st, consisted of the following:

	2015	2014
Cash in bank	$8,053,390	$586,469
Money market funds	241,920	990
Cash and cash equivalents	$8,295,310	$587,459

Concentration Risk, Credit Risk, Policy [Policy Text Block]
d.             Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents, and accounts receivable. Cash and cash equivalents are deposited in demand and money market accounts in two financial institutions in the United States. Accounts at financial institutions in the United States are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to certain limits. At times, the Company’s deposits or investments may exceed federally insured limits.  At December 31, 2015, the Company had approximately $7,797,000 at one financial institution in excess of FDIC insured limits. The Company has not experienced any losses in such accounts.

Use of Estimates, Policy [Policy Text Block]
e.             Use of Estimates

The preparation of accompanying financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. The Company’s significant estimates include primarily those required in the valuation or impairment analysis of capitalization of labor under software development costs, property and equipment, revenue recognition, allowances for doubtful accounts, stock-based compensation, warrants, litigation accruals and valuation allowances for deferred tax assets. Although the Company believes that adequate accruals have been made for unsettled issues, additional gains or losses could occur in future years from resolutions of outstanding matters. Actual results could differ materially from original estimates.

Inventory, Policy [Policy Text Block]
f.              Inventory

Inventory is stated at the lower of cost (determined using the first-in, first-out method) or market. Adjustments to reduce the cost of inventory to its net realizable value are made, if required, for estimated excess, obsolescence or impaired balances.  Total adjustments made in years 2015 or 2014 were $20,000 and zero, respectively.

Deferred Financing Costs, Policy [Policy Text Block]
g.             Deferred Loan Costs

At the beginning of 2014, the Company began the process of securing up to $2.0 million in funding pursuant to an EB-5 program, which originally had been expected to close before the close of 2014.  The EB-5 program is a program under which foreign nationals loan money to U.S. companies who are creating U.S. jobs.  Following the job creation, the foreign lenders receive U.S. “green cards.”  At December 31, 2014, the Company remained optimistic that it could successfully close this funding in fiscal 2015; however, it became apparent as the Company proceeded through fiscal year 2015 that this funding alternative would not become a reality for reasons beyond the Company’s control.

Related to the EB-5 program and on December 30, 2013, the Company executed an agreement with a third-party service provider to provide business, promotional, financial and EB-5 Regional Center consulting services.  For those services, the Company prepaid $50,000.  The prepayment was recorded as Prepaid Loan Costs on the balance sheet with the expectation it would be matched or netted against the expected funding from the completed EB-5 program by being charged, upon receipt of the funding, to general and administrative expense.

As a result of the Company’s decision to no longer pursue the EB-5 program, the $50,000 prepayment was charged to general and administrative expense in fiscal year 2015.

Property, Plant and Equipment, Policy [Policy Text Block]
h.             Property and Equipment

The Company’s major classes of property and equipment are as follows:

	At December 31,
Classes of Depreciable Assets	2015	2014

Fleet Vehicles	$148,940	$174,094
Fleet Vehicles - Capitalized Lease	35,098	35,098
Furniture and Fixtures	10,467	10,467
Computer Hardware	86,508	72,070
Computer Software	36,935	36,936
Property and Equipment	$317,948	$328,665

Accumulated Depreciation	$(193,760)	$(152,789)

Net Property and Equipment	$124,188	$175,876

Depreciation is computed using the straight-line method over the estimated useful lives of the respective assets, ranging as follows:

Computer hardware/software	3 years
Fleet vehicles	5 years
Furniture and fixtures	5 to 7 years

Depreciation expense on property and equipment was $53,221 and $47,393 for the years ended December 31, 2015 and 2014, respectively.

Lease, Policy [Policy Text Block]
i.              Leased Property & Obligation under Capital Lease

On December 22, 2014, the Company executed a forty-eight-month capital lease agreement with a third-party service provider for the lease of two vehicles.  The agreement requires monthly payments of $873 totaling $35,098 over the life of the lease and has a minimal buy-out option at the end of the lease.  Accordingly, both a lease property asset and obligation in the amount of $35,098 was reported as of December 31, 2014, with lease payments beginning in January 2015. At December 31, 2015, the lease property asset and obligation values were $26,324 and $28,128, respectively. Rent expense was $126,571 and $116,525 for the years ended December 31, 2015 and 2014, respectively.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
j.              Long-lived Assets

The Company reviews its long-lived assets including property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Examples of such events could include a significant disposal of a portion of such assets, an adverse change in the market involving the business employing the related asset, a significant decrease in the benefits realized from an acquired business, difficulties or delays in integrating the business or a significant change in the operations of an acquired business.

An impairment test involves a comparison of undiscounted cash flows from the use of the asset to the carrying value of the asset.  Measurement of an impairment loss is based on the amount that the carrying value of the asset exceeds its fair value.  No impairment losses were incurred in the periods presented.

Research, Development, and Computer Software, Policy [Policy Text Block]
k.             Software Development Costs

Certain software development costs incurred subsequent to the establishment of technological feasibility are capitalized and amortized over the estimated lives of the related products.

The Company determines technological feasibility to be established upon completion of (1) product design, (2) detail program design, (3) consistency between product and program design and (4) review of detail program design to ensure that high risk development issues have been resolved.  Upon the general release of the COPsync service offering to customers, development costs for that product were amortized over fifteen years based on management’s then estimated economic life of the product.

The Company has not capitalized any of the software development efforts associated with its new product offerings, WARRANTsync, VidTac and COPsync911, because the time period between achieving technological feasibility and product release for both of these product offerings was very short.  As a result, the incurred costs have been recorded as research and development costs in years 2015 and 2014.

Research and Development Expense, Policy [Policy Text Block]	l. Research and Development Research and development costs are charged to expense as incurred.
Fair Value of Financial Instruments, Policy [Policy Text Block]
m.            Fair Value of Financial Instruments

The carrying amounts of the Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and short-term debt approximate fair value due to their relatively short maturities. The carrying amounts of notes payable approximate fair value based on market interest rates currently available to the Company.

The fair value framework requires a categorization of assets and liabilities, which are required at fair value, into three levels based upon the assumptions (inputs) used to price the assets and liabilities. Level 1 provides the most reliable measure of fair value, whereas Level 3 generally requires significant management judgment. The three levels are defined as follows:

Level 1: Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2: Observable inputs other than those included in Level 1. For example, quoted prices for similar assets or liabilities in active markets or quoted prices for identical assets or liabilities in inactive markets.

Level 3: Unobservable inputs reflecting management’s own assumptions about the inputs used in pricing the asset or liability.

Revenue Recognition, Policy [Policy Text Block]
n.            Revenue Recognition

The Company’s business focus is to sell subscriptions to the COPsync software as a service, which is a real-time, in-car information sharing, communication and data interoperability network for law enforcement agencies.  The Company refers to this service as The COPsync Network.  The agencies subscribe to the service for a specified period of time (usually for twelve to forty-eight months), for a specified number of officers per agency, and at a fixed subscription fee per officer.

In the process of selling the subscription service, the Company also sells computers and computer-related hardware (“hardware”) used to provide the in-vehicle service should the customer not already have the hardware, or wants to upgrade their existing hardware, as well as hardware installation services, the initial agency and officer set-up and training services and, sometimes, software integration services for enhanced service offerings.

The Company’s most common sales are:

1) for new customers – a multiple-element arrangement involving (a) the subscription fee, (b) integration of the COPsync software and a hardware appliance (where the hardware and software work together to deliver the essential functionality of the service) to include related services for hardware installation and agency and officer set-up and training and (c) if applicable, software integration services for enhanced service offerings; and

2) for existing customers – the subscription fees for the annual renewal of an agency’s COPsync subscription service, upon the completion of the agency’s previous subscription period.

The Company recognizes revenue when all of the following have occurred: (1) the Company has entered into a legally binding arrangement with a customer resulting in the existence of persuasive evidence of an arrangement; (2) delivery has occurred, evidenced when product title transfers to the customer; (3) customer payment is deemed fixed or determinable and free of contingencies and significant uncertainties; and (4) collection is probable.

Revenue specific to hardware is recognized once hardware has been delivered to the customer. Installation and/or officer training fees are recognized as revenue, if and when provided.  This policy represents a change in estimate in the amount of deferred revenue recognized on hardware sales.  Further, the hardware has to be useable by the customer for general business purposes and possibly unrelated to the COPsync service should they need to use the hardware for general businesses.  If the hardware is not useable, then no revenue recognition can be taken.  If a portion of the hardware has been installed at the end of the reporting period, then along with the hardware recognition, a prorated portion of the installation fees will be recognized as of the date of such installation.  Any remaining revenue items will be deferred until all of the hardware is finished being installed and officer training completed.  The warranty on third party hardware is provided by the manufacturer only.

The sale of the hardware and related services for hardware installation and agency and officer set-up and training are reported as “Hardware, installation and other revenues” in the Company’s statement of operations.  The sale of the VidTac product offering is considered a hardware sale and is reported in this revenue classification.

The subscription fees and software integration services are reported as “software license/subscriptions revenues” in the Company’s statement of operations.  The subscription fees include termed licenses for the contracted officers to have access to the service and the right to receive telephonic customer and technical support, as well as software updates, during the subscription period.  Support for the hardware is normally provided by the hardware manufacturer.

The sale of the WARRANTsync and COPsync911 product offerings are reported in “software license/subscriptions revenues”.  The service for each of these products consist of two elements: (1) an integration element, and (2) a subscription element, both of which are recognized ratably over the service period upon customer acceptance.  WARRANTsync represents a very small portion of our revenues and could be viewed as an enhancement feature to our COPsync Network.

The receipt and acceptance of an executed customer’s service agreement, which outlines all of the particulars of the sale event, is the primary method of determining that persuasive evidence of an arrangement exists.

Delivery generally occurs for the different elements of revenue as follows:

(1) For multiple-element arrangements involving new customers – contractually the lesser period of time of sixty days from contract date or the date officer training services are completed.  The Company requests the agency to complete a written customer acceptance at the time training is completed, which will override the contracted criteria discussed immediately above.

(2) The subscription fee – the date the officer training is completed and written customer acceptance is received.

(3) Software integration services for enhanced service offerings – upon the completion of the integration efforts and verification that the enhanced service offering is available for use by the agency.

Fees are typically considered to be fixed or determinable at the inception of an arrangement, generally based on specific services and products to be delivered pursuant to the executed service agreement. Substantially all of the Company’s service agreements do not include rights of return or acceptance provisions.  To the extent that agreements contain such terms, the Company recognizes revenue once the acceptance provisions or right of return lapses.  Payment terms to customers generally range from net “upon receipt of invoice” to “net 30 days from invoice date.”  Beginning in 2013, the Company adopted a policy of requesting customers purchasing a significant amount of hardware to prepay for the hardware at the time the equipment was ordered from the Company’s suppliers.  These prepayments are recorded on the Company’s balance sheet as current deferred revenues.

The Company assesses the ability to collect from its customers based on a number of factors, including credit worthiness of the customer and the past transaction history with the customer.  If the customer is not deemed credit worthy, the Company defers all revenue from the arrangement until payment is received and all other revenue recognition criteria have been met. With the exception of sales to resellers, all of the Company’s customers are local or state governmental agencies.

As indicated above, some customer orders contain multiple elements.  The Company allocates revenue to each element in an arrangement based on relative selling price.  The selling price for a deliverable is based on its vendor specific objective evidence (“VSOE”), if available, third party evidence ("TPE"), if VSOE is not available, or the Company’s best estimate of selling price ("ESP"), if neither VSOE nor TPE is available.  The maximum revenue the Company recognizes on a delivered element is limited to the amount that is not contingent upon the delivery of additional items.  Many of the Company’s service agreements contain grants (or discounts) provided to the contracting agency.  These grants or discounts have been allocated across all of the different elements based upon the respective, relative selling price.

The Company determines VSOE for subscription fees for the initial contract period based upon the rate charged to customers on a stand-alone subscription service.  VSOE for renewal pricing is based upon the stated rate for the renewed subscription service, which is stated in the service agreement or contract entered into.  Historically, the renewal rate has been equal to or slightly higher than the stated rate in the original contract; however, we have experienced in fiscal year 2015, a lower renewal rate for certain, renewing customers as a result of their budgetary constraints.  The renewal rate is administered on a customer-by-customer basis.  Subscription fee revenue is recognized ratably over the life of the service agreement.

The Company has determined that the selling price of hardware products include the related services for hardware installation and agency and officer set-up and training, as well as integration services for enhanced service offerings, which are sold separately and, as a result, it has VSOE for these products.

For almost all of the Company’s new service agreements, as well as renewal agreements, billing and payment terms are agreed to up front or in advance of performance milestones.  These payments are initially recorded as deferred revenue and subsequently recognized as revenue as follows:

(1) Integration of the COPsync software and a hardware appliance (where the hardware and software work together to deliver the essential functionality of the service) to include related services for hardware installation and agency and officer set-up and training – immediately upon delivery.

(2) The subscription fee – ratably over the contracted subscription period, commencing on the delivery date.

(3) Software integration services for enhanced service offerings – immediately upon the Company’s completion of the integration and verification that the enhanced service is available for the agency’s use.

(4) Renewals – ratably over the renewed subscription or service period commencing on the completion of the previous subscription or service period.

Income Tax, Policy [Policy Text Block]
o.             Income Taxes

The Company periodically assesses uncertain tax positions that the Company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction).  The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority.  An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained.  The Company evaluated its tax positions and determined that there were no uncertain tax positions for the years ended December 31, 2015 and 2014.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
p.             Share Based Compensation

The Company accounts for all share-based payment transactions using a fair-value based measurement method.  The Company calculates stock option-based compensation by estimating the fair value of each option as of its date of grant using the Black-Scholes option pricing model.  These amounts are expensed over the respective vesting periods of each award using the straight-line attribution method.  The Company has historically issued stock options and vested and non-vested stock grants to employees.  Beginning in 2012, the Company also began granting stock options to outside directors.  The condition for vesting of the options has been continued employment or service during the related vesting or restriction period.

New Accounting Pronouncements, Policy [Policy Text Block]
q.             Newly Adopted Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its audited financial statements.

Revenue Recognition

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (ASU 2014-09), which supersedes most current revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five step process to achieve this core principle and, in doing so, more judgement and estimates may be required within the revenue recognition process than are required under existing U.S. GAAP.

The standard is effective for us beginning in 2018, and requires using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). We are currently evaluating the impact of our pending adoption of ASU 2014-09 on our consolidated financial statements and have not yet determined the method by which we will adopt the standard in 2018.

Going Concern

On August 27, 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which is intended to define management’s responsibility to evaluate whether there is substantial doubt about the Company’s ability to continue as a going concern and to provide related footnote disclosures. This standard will be effective for the Company for the year ending on December 31, 2016. Early application is permitted. The Company is currently evaluating the impact of ASU No. 2014-15.

Recently Issued Accounting Pronouncement

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02 Leases (Topic). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. For public companies, the ASU is effective for annual and interim periods beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the effects that the adoption of ASU 2016-02 will have on the financial position, results of operations or cash flows.

In April 2015, the FASB issued ASU No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”).  The amendments in ASU 2015-03 require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in ASU 2015-03. ASU 2015-03 is effective for us on January 1, 2016, with early adoption permitted.  We are currently evaluating the potential changes from this ASU to our future financial reporting and disclosures.

Stockholders' Equity, Policy [Policy Text Block]
r.             Preferred Stock Issuances with Beneficial Conversion Features

The Company uses the effective conversion price of preferred shares issued based on the proceeds received to compute the intrinsic value of the embedded conversion feature on preferred stock issuances with detachable warrants.  The Company calculates an effective conversion price and uses that price to measure the intrinsic value of the embedded conversion option.

Advertising Costs, Policy [Policy Text Block]
s.             Advertising Costs

Advertising costs were $82,092 and $42,890 for years ended December 31, 2015 and 2014, respectively.  These costs are expensed when incurred.  Our advertising consists of tradeshows, social media, and targeted email communications.

Receivables, Policy [Policy Text Block]
t.             Accounts Receivable and Allowance for Doubtful Accounts

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of trade accounts receivables. Our customers are primarily local, city and state governmental agencies.  The Company’s credit risk related to new contracts is minimized because the Company verifies the customer’s budgetary funds availability or approved outside financing alternatives specific to the contract at the time of contract acceptance.  With regards to renewal billings, the Company is proactive in reminding the customers to include in their upcoming budgetary planning the necessary funds to cover the renewal of the COPsync service.

The Company recognizes an allowance for losses on accounts receivable in an amount equal to the outstanding account balances specific to identifiable customer accounts considered at risk or uncollectible based upon a customer-by-customer review.  At December 31, 2015, the Company established a $10,000 general allowance, which is directed towards receivables that are over sixty days of age and may be at risk of collection.  The expense associated with the allowance for doubtful accounts is recognized as general and administration expense.